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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): January 15, 1999




                          U S WEST Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)


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

               Colorado                                 1-3040                               84-0273800
            (State or Other                     Commission File Number               IRS Employer Identification
    Jurisdiction of Incorporation)                                                             Number
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                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.       Other Events

         On January 15, 1999, U S WEST, Inc. issued a press release entitled "U S WEST to Sell 500,000 Access Lines". The press release is attached as
Exhibit 99.


Item 7.       Financial Statements and Exhibits

              (c) Exhibits

              Exhibit 99 - Press Release issued January 15, 1999



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    U S WEST Communications, Inc.



                               By:  /s/ Thomas O. McGimpsey
                                    -------------------------------------------
                                    Thomas O. McGimpsey
                                    Assistant Secretary

Dated:        January 15, 1999